Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 18. Discontinued Operations

Summary of financial information for discontinued operations is as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Income Statement Data
Gain (loss) on disposition, net of tax	$(13)	$168	$76
Income (loss) from operations, net of tax	$—	$(1)	$(2)

During the year ended December 31, 2011, the Company recorded a loss of $13 million, including an $18 million pretax loss from the sale of its interest in a consolidated joint venture, offset by a $10 million income tax benefit on the sale. Additionally, the Company recorded a $5 million charge related to interest on an uncertain tax position associated with a disposition in a prior year.

During the year ended December 31, 2010, the Company recorded a tax benefit of $134 million related to the final settlement with the IRS regarding the World Directories disposition (see Note 14) and a pretax gain of approximately $3 million ($36 million after tax) related to the sale of one wholly-owned hotel for $78 million. The tax benefit was related to the realization of a high tax basis in this hotel that was generated through a previous transaction.

For the year ended December 31, 2009, the $76 million (net of tax) gain on dispositions includes the gains from the sale of the Company’s Bliss spa business, other non-core assets and three hotels. The operations from the Bliss spa business, and the revenues and expenses from one hotel, which was in the process of being sold and was later sold in 2010, are included in discontinued operations, resulting in a loss of $2 million, net of tax.